               Section 240.14a-101  Schedule 14A.
          Information required in proxy statement.
                 Schedule 14A Information
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                        (Amendment No.  )
Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

            SALOMON BROTHERS WORLDWIDE INCOME FUND INC
..................................................................
     (Name of Registrant as Specified In Its Charter)


..................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:


     ............................................................

     (2) Aggregate number of securities to which transaction applies:


     .......................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     .......................................................

     (4) Proposed maximum aggregate value of transaction:


     .......................................................

     (5)  Total fee paid:


     .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:


          .......................................................

          (2) Form, Schedule or Registration Statement No.:


          .......................................................

          (3) Filing Party:


          .......................................................

          (4) Date Filed:


          .......................................................

                   SALOMON BROTHERS WORLDWIDE INCOME FUND INC

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                                                January 17, 2003

To the Stockholders:

    The Annual Meeting of Stockholders (the 'Meeting') of Salomon Brothers Worldwide Income Fund Inc (the 'Fund') will be held at Citigroup Center, 153 East 53rd Street, 14th Floor, Conference Room, New York, New York, on Thursday, February 20, 2003 at 9:30 a.m., New York time, for the purposes of considering and voting upon the following:

        1. The election of Directors (Proposal 1); and

        2. Any other business that may properly come before the Meeting.

    The close of business on December 27, 2002 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting.

                                          By Order of the Board of Directors,

                                          Christina T. Sydor
                                          Secretary

    TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR HOW SMALL YOUR HOLDINGS MAY BE.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

    The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

    1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

    2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

    3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                      REGISTRATION                                  VALID SIGNATURE
                      ------------                                  ---------------
CORPORATE ACCOUNTS
(1) ABC Corp.............................................  ABC Corp. (by John Doe, Treasurer)
(2) ABC Corp.............................................  John Doe, Treasurer
(3) ABC Corp., c/o John Doe, Treasurer...................  John Doe
(4) ABC Corp. Profit Sharing Plan........................  John Doe, Trustee

TRUST ACCOUNTS
(1) ABC Trust............................................  Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee, u/t/d 12/28/78.................  Jane B. Doe

CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust., f/b/o John B. Smith, Jr.
    UGMA.................................................  John B. Smith
(2) John B. Smith........................................  John B. Smith, Jr., Executor

                   SALOMON BROTHERS WORLDWIDE INCOME FUND INC

                   125 BROAD STREET, NEW YORK, NEW YORK 10004

                               ------------------

                                PROXY STATEMENT

    This proxy statement is furnished in connection with a solicitation by the Board of Directors of Salomon Brothers Worldwide Income Fund Inc (the 'Fund') of proxies to be used at the Annual Meeting of Stockholders of the Fund to be held at Citigroup Center, 153 East 53rd Street, 14th Floor, Conference Room, New York, New York, on Thursday, February 20, 2003 at 9:30 a.m. New York time (and at any adjournment or adjournments thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about January 17, 2003. Stockholders who execute proxies retain the right to revoke them in person at the Meeting or by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of directors. The close of business on December 27, 2002 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. Each stockholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On December 27, 2002, there were 11,993,736 shares of the Fund's common stock outstanding.

    In accordance with the Fund's By-Laws, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of the Fund's common stock entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to a date not more than 120 days after the original record date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval.

    Salomon Brothers Asset Management Inc ('SBAM'), whose principal business address is 399 Park Avenue, New York, New York 10022, is the Fund's investment adviser. SBAM is an indirect wholly-owned subsidiary of Citigroup Inc.

                       PROPOSAL 1: ELECTION OF DIRECTORS

    In accordance with the Fund's Charter, the Fund's Board of Directors is divided into three classes: Class I, Class II and Class III. At the Meeting, stockholders will be asked to elect two Class II Directors to hold office until the year 2006 Annual Meeting of Stockholders or thereafter when their respective successors are elected and qualified. The terms of office of the remaining
Class I and Class III Directors expire at the year 2005 and 2004 Annual Meeting of Stockholders, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

    The persons named in the accompanying form of proxy intend to vote at the Meeting (unless directed not to vote) FOR the election of the nominees named below. The nominees for election are currently members of the Fund's Board of Directors. The nominees have indicated that they will serve if elected, but if they should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment. In September 2002 Heath B. McLendon resigned as Chairman and a Director of the Fund in order to serve as Chairman of the Equity Research Policy Committee at Salomon Smith Barney Inc.

    The following table provides information concerning the nominees for election as Class II Directors of the Fund:

                                                                                       NUMBER OF
                                                                                     PORTFOLIOS IN
                                                                                         FUND
                                                                                        COMPLEX
                                                                                      OVERSEEN BY
                             POSITION(S)   LENGTH OF                                    NOMINEE
                              HELD WITH      TERM        PRINCIPAL OCCUPATION(S)      (INCLUDING     OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE         THE FUND      SERVED         DURING PAST 5 YEARS         THE FUND)       HELD BY NOMINEE
---------------------       -------------  ---------   ----------------------------  -------------   --------------------
NON-INTERESTED DIRECTOR NOMINEE
Carol L. Colman             Director and     Since     President, Colman                   29                None
Colman Consulting           Member of         2002     Counsulting.
278 Hawley Road             Audit and
North Salem, NY 10560       Nominating
Age: 56                     Committees

INTERESTED DIRECTOR NOMINEE
R. Jay Gerken*              Chairman and     Since     Managing Director, Salomon         227                None
Salomon Smith Barney Inc.   Director          2002     Smith Barney Inc. ('SSB');
399 Park Avenue                                        formerly, portfolio manager,
New York, NY 10022                                     Smith Barney Growth and
Age: 51                                                Income Fund (1994-2000)
                                                       and Smith Barney Allocation
                                                       Series Inc. (1996-2001).

---------

* Mr. Gerken is an 'interested person' as defined in the Investment Company Act of 1940, as amended (the '1940 Act'), because he is a Managing Director of SSB, an affiliate of SBAM, the Fund's investment adviser.

    The following table provides information concerning the remaining Directors of the Fund:

                                                                                       NUMBER OF
                                                                                     PORTFOLIOS IN
                                                                                         FUND
                                                                                        COMPLEX
                                                                                      OVERSEEN BY
                                 POSITION(S)   LENGTH OF                               DIRECTOR
                                  HELD WITH      TERM      PRINCIPAL OCCUPATION(S)    (INCLUDING     OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE              THE FUND     SERVED       DURING PAST 5 YEARS       THE FUND)      HELD BY DIRECTOR
---------------------            ------------  ---------   ------------------------  -------------   -------------------
NON-INTERESTED DIRECTORS
CLASS I DIRECTORS SERVING UNTIL THE 2005 ANNUAL MEETING OF STOCKHOLDERS
Leslie H. Gelb                   Director and   Since      President, The Council          32        Britannica.com;
The Council on Foreign           Member of       2001      on Foreign Relations;                     Director of
 Relations                       Audit and                 formerly, Columnist,                      two registered
58 East 68th Street              Nominating                Deputy Editorial Page                     investment
New York, NY 10021               Committees                Editor and Editor, Op-                    companies advised
Age: 64                                                    Ed Page, The New York                     by Advantage
                                                           Times.                                    Advisers, Inc.
                                                                                                     ('Advantage').

Jeswald W. Salacuse              Director and   Since      Henry J. Baker                  32        Municipal Advantage
Tufts University                 Member of       1993      Professor of Commercial                   Fund Inc.; Director
The Fletcher School of Law       Audit and                 Law and formerly Dean,                    of two registered
 & Diplomacy                     Nominating                The Fletcher School of                    investment
Packard Avenue                   Committees                Law & Diplomacy, Tufts                    companies advised
Medford, MA 02155                                          University.                               by Advantage.
Age: 65

CLASS III DIRECTORS SERVING UNTIL THE 2004 ANNUAL MEETING OF STOCKHOLDERS
Daniel P Cronin                  Director and   Since      Associate General               26        None
Pfizer, Inc.                     Member of       1993      Counsel, Pfizer, Inc.
235 East 42nd Street             Audit and
New York, NY 10017               Nominating
Age: 56                          Committees

Dr. Riordan Roett                Director and   Since      Professor and Director,         32        The Latin America
The Johns Hopkins University     Member of       1995      Latin American Studies                    Equity Fund, Inc.
1710 Massachusetts Ave., NW      Audit and                 Program, Paul H. Nitze
Washington, D.C. 20036           Nominating                School of Advanced
Age: 64                          Committees                International Studies,
                                                           The Johns Hopkins
                                                           University.

    The following table provides information concerning the dollar range(1) of equity securities owned beneficially by each Director and nominee for election as Director as of December 31, 2002:

                                   DOLLAR RANGE(1) OF EQUITY   AGGREGATE DOLLAR RANGE(1) OF EQUITY SECURITIES IN ALL FUNDS
NAME OF DIRECTOR/NOMINEE            SECURITIES IN THE FUND          OVERSEEN BY DIRECTOR/NOMINEE AND ADVISED BY SBAM
------------------------            ----------------------          ------------------------------------------------
NON-INTERESTED DIRECTORS/NOMINEES
Carol L. Colman                                A                                            E
Daniel P. Cronin                               C                                            C
Leslie H. Gelb                                 A                                            A
Dr. Riordan Roett                              A                                            A
Jeswald W. Salacuse                            B                                            C
INTERESTED DIRECTOR/NOMINEE
R. Jay Gerken                                  B                                            E

---------

(1) The dollar ranges are as follows: 'A' = None; 'B' = $1-$10,000;
    'C' = $10,001-$50,000; 'D' = $50,001-$100,000; 'E' = over $100,000.

    No Director or nominee for election as Director who is not an 'interested person' of the Fund as defined in the 1940 Act, nor any immediate family member of such persons, had any interest in SBAM, the Fund's investment adviser, or any person or entity (other than the Fund) directly or indirectly controlling, controlled by, or under common control with SBAM as of May 1, 2002.

RESPONSIBILITIES OF THE BOARD OF DIRECTORS

    The Board of Directors is responsible for ensuring that the Fund is managed in the best interest of its stockholders. The Directors oversee the Fund's business by, among other things, meeting with the Fund's management and evaluating the performance of the Fund's service providers including SBAM, the custodian, the transfer agent and the administrator. As part of this process, the Directors consult with the Fund's independent auditors and with their own separate independent counsel.

    The Board of Directors has four regularly scheduled meetings each year and additional meetings are scheduled as needed. In addition, the Board has an Audit Committee and a Nominating Committee which meet periodically during the year and whose responsibilities are described below.

    The Directors regularly review the Fund's financial statements, performance and market price as well as the quality of the services being provided to the Fund. As part of this process, the Directors review the Fund's fees and expenses to determine if they are reasonable and competitive in light of the services being received and while also ensuring that the Fund continues to have access to high quality services in the future. Based on these reviews, the Directors periodically make suggestions to the Fund's management and monitor to ensure that responsive action is taken. The Directors also monitor potential conflicts of interest among the Fund, SBAM and its affiliates and other funds and clients managed by SBAM to ensure that the Fund is managed in a manner which is in the best interest of the Fund's stockholders.

    At December 27, 2002, Directors and officers of the Fund as a group owned beneficially less than 1% of the outstanding shares of the Fund's common stock. To the knowledge of the Fund's management, no person owned of record, or owned beneficially, more than 5% of the Fund's outstanding shares of common stock at that date, except that Cede & Co., a nominee for participants in Depository Trust Company, held of record 11,993,736 shares, equal to approximately 93% of the outstanding shares of the Fund's common stock.

    The Fund's executive officers are chosen each year at the meeting of the Board of Directors of the Fund immediately following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified. In addition to Mr. Gerken, the current executive officers of the Fund are:

                               POSITION(S) HELD    LENGTH OF                 PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE              WITH FUND      TIME SERVED                  DURING PAST 5 YEARS
-----------------------------  -----------------  -----------  ---------------------------------------------------
Peter J. Wilby                 President          Since 2002   Managing Director of SSB and SBAM since January
 Salomon Smith Barney Inc.     Executive Vice      1993-2002   1996.
 399 Park Avenue               President
 New York, NY 10022
 Age: 43

Lewis E. Daidone               Executive Vice     Since 2002   Managing Director of SSB; Chief Financial Officer
 Salomon Smith Barney Inc.     President and                   of the Smith Barney Mutual Funds; Director and
 125 Broad Street, 11th Floor  Chief                           Senior Vice President of Smith Barney Fund
 New York, NY 10004            Administrative                  Management LLC ('SBFM') and Travelers Investment
 Age: 44                       Officer                         Adviser, Inc. ('TIA')
                               Executive Vice      1998-2002
                               President and
                               Treasurer

Irving P. David                Chief Financial    Since July   Director of SSB.
 Salomon Smith Barney Inc.     Officer and           2002
 125 Broad Street, 10th Floor  Treasurer
 New York, NY 10004
 Age: 41
                               Controller          May-July
                                                     2002

James E. Craige                Executive Vice     Since 1996   Managing Director of SSB and SBAM since December
 Salomon Smith Barney Inc.     President                       1998; Director of SSB and SBAM since January 1998
 399 Park Avenue                                               and Vice President of SSB and SBAM from May 1992 to
 New York, NY 10022                                            January 1998.
 Age: 35

Thomas K. Flanagan             Executive Vice     Since 1994   Managing Director of SSB and SBAM since December
 Salomon Smith Barney Inc.     President                       1998; Prior to December 1998, Director of SSB and
 399 Park Avenue                                               SBAM.
 New York, NY 10022
 Age: 49

Beth A. Semmel                 Executive Vice     Since 1996   Managing Director of SSB and SBAM since December
 Salomon Smith Barney Inc.     President                       1998. Director of SSB and SBAM since January 1996.
 399 Park Avenue
 New York, NY 10022
 Age: 41

Maureen O'Callaghan            Executive Vice     Since 1996   Managing Director, SBAM (since January 2001);
 Salomon Brothers              President                       Director and Vice President, SBAM (prior to 2001).
 Asset Management Inc.
 399 Park Avenue
 New York, NY 10022
 Age: 38

Frances M. Guggino             Controller         Since 2002   Vice President, Citigroup Asset Management.
 Salomon Smith Barney Inc.
 125 Broad Street, 10th Floor
 New York, NY 10004
 Age: 40

Christina T. Sydor             Secretary          Since 1998   Managing Director of SSB; General Counsel and
 Salomon Smith Barney Inc.                                     Secretary of SBFM and TIA.
 300 First Stamford Place
 Stamford, CT 06902
 Age: 51

    The Fund's Audit Committee is composed entirely of Directors who are not 'interested persons' of the Fund, SBAM or their affiliates within the meaning of the 1940 Act, and who are 'independent' as defined in the New York Stock Exchange listing standards. The Fund's Audit Committee currently is composed of Ms. Colman, Messrs. Cronin, Gelb and Salacuse and Dr. Roett. The principal functions of the Audit Committee are: (i) to recommend to the Board the appointment of the Fund's independent auditors; (ii) to review with the independent auditors the scope and anticipated cost of their audit; and (iii) to receive and consider a report from the independent auditors concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. This Committee met twice during the fiscal year ended October 31, 2002. The Fund adopted an Audit Committee Charter at a meeting held on May 23, 2000.

    The Nominating Committee, the principal function of which is to select and nominate candidates for election as Directors who are not 'interested persons' of the Fund, SBAM or its affiliates within the meaning of the 1940 Act, is currently composed of Ms. Colman, Messers. Cronin, Gelb and Salacuse and Dr. Roett. Only Directors who are not 'interested persons' of the Fund are members of the Nominating Committee. The Nominating Committee will consider nominees recommended by a stockholder when a vacancy becomes available. Stockholders who wish to recommend a nominee should send nominations to the Fund's Secretary. The Nominating Committee met once during the Fund's fiscal year ended October 31, 2002.

                         REPORT OF THE AUDIT COMMITTEE

    Pursuant to a meeting of the Audit Committee held on December 19, 2002, the Audit Committee reports that it has: (i) reviewed and discussed the Fund's audited financial statements with management; (ii) discussed with PricewaterhouseCoopers LLP ('PwC'), the independent auditors to the Fund, the matters (such as the quality of the Fund's accounting principals and internal controls) required to be discussed by Statement on Auditing Standards No. 61; and (iii) received written confirmation from PwC that it is independent and written disclosures regarding such independence as required by Independence Standards Board Standard No. 1, and discussed with PwC the auditors' independence. Based on the review and discussions referred to in items (i) through (iii) above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Fund's annual report for the Fund's fiscal year ended October 31, 2002.

                               ADDITIONAL MATTERS

    During the fiscal year ended October 31, 2002, the Board of Directors held four regular meetings and two special meetings. Each Director (other than Mr. Gelb and Ms. Colman who became a Director of the Fund on May 3, 2002) attended at least 75% of the aggregate number of meetings of the Board and the committees for which he or she was eligible.

    A representative of PwC will be available by telephone at the Meeting to answer appropriate questions and will have an opportunity to make a statement if he or she chooses to do so.

    Under the federal securities laws, the Fund is required to provide to stockholders in connection with the Meeting information regarding compensation paid to the Directors by the Fund, as well as by the various other investment companies advised by SBAM. The following table provides information concerning the compensation paid to each Director from the Fund during the fiscal year ended October 31, 2002 and the total compensation paid to each Director by the Fund and other funds advised by SBAM and its affiliates for the calendar year ended December 31, 2001. Certain of the Directors listed below are members of the Audit Committee of the Fund and other committees of certain other investment companies advised by SBAM, and accordingly, the amounts provided in the table include compensation for service on such committees. The Fund does not provide any pension or retirement benefits to Directors. In addition, no remuneration was paid during the fiscal year ended October 31, 2002 by the Fund to Mr. Gerken, who is an 'interested person' as defined in the 1940 Act.

                                                                          TOTAL COMPENSATION
                                                                          FROM THE FUND AND
                                                      AGGREGATE              OTHER FUNDS
                                                    COMPENSATION           ADVISED BY SBAM
                                                    FROM THE FUND       AND ITS AFFILIATES FOR
                                                FOR FISCAL YEAR ENDED    CALENDAR YEAR ENDED
NAME OF DIRECTORS                                     10/31/02                 12/31/01
-----------------                                     --------                 --------
                                                                           DIRECTORSHIPS(A)
Carol L. Colman...............................         $4,000*                 $46,625(7)
Daniel P. Cronin..............................         $7,900                  $53,200(7)
Leslie H. Gelb................................         $5,850                  $51,700(10)
Dr. Riordan Roett.............................         $7,900                  $83,600(10)
Jeswald W. Salacuse...........................         $7,900                  $83,600(10)

---------

(A) The numbers in parentheses indicate the applicable number of directorships held by that Director for investment companies advised by SBAM and its affiliates.

 * Ms. Colman became a Director of the Fund on May 3, 2002.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act in combination require Directors and officers of the Fund, persons who own more than 10% of the Fund's Common Stock and SBAM and its directors and officers to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Based solely on its review of the copies of such filings received by it and certain other information received by it, the Fund believes that, for the fiscal year ended October 31, 2002, all filing requirements applicable to such persons were complied with except that timely Form 3 filings may not have been made by Thomas Flanagan, Anthony Pace, Beth Semmel, William Arnold, Virgil Cumming, Mark Kleinman, Ross Margolies and Wendy Murdock. However, during the Fund's fiscal year ended October 31, 2002, no purchases or sales were made by any of the foregoing people and, with the exception of Anthony Pace, who is no longer employed by SBAM, they have each subsequently filed Form 3s.

REQUIRED VOTE

    Directors are elected by a plurality of the votes cast by the holders of shares of the Fund's common stock present in person or represented by proxy at a meeting at which a quorum is present. For purposes of the election of directors, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required for Directors.

    THE DIRECTORS, INCLUDING THE DIRECTORS WHO ARE NOT 'INTERESTED PERSONS,' UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS VOTE 'FOR' THE NOMINEES FOR DIRECTORS.

                      FEES PAID TO INDEPENDENT ACCOUNTANTS

    AUDIT FEES. The fees for the annual audit of the Fund's financial statements by PwC for the fiscal year ended October 31, 2002 were $53,000.

    FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. There were no fees billed for financial information systems design and implementation services rendered by PwC to the Fund, SBAM and entities controlled by or affiliated with SBAM that provide services to the Fund for the fiscal year ended October 31, 2002.

    ALL OTHER FEES. The aggregate fees billed for all other non-audit services, including fees for tax-related services, rendered by PwC to the Fund, SBAM and entities controlled by or affiliated with SBAM that provide services to the Fund for the fiscal year ended October 31, 2002 were $14,100. The Audit Committee of the Fund has determined that provision of these non-audit services is compatible with maintaining the independence of PwC.

                   PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

    All proposals by stockholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Stockholders to be held in 2004 must be received by the Fund for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than September 20, 2003. Any stockholder who desires to bring a proposal at the Fund's 2003 Annual Meeting of Stockholders without including such proposal in the Fund's proxy statement must deliver written notice thereof to the Secretary of the Fund (addressed to Salomon Brothers Worldwide Income Fund Inc, 300 First Stamford Place, 4th Floor, Stamford, CT 06902) during the period from November 23, 2003 to December 23, 2003.

                               OTHER INFORMATION

    The Fund's Annual Report containing financial statements for the fiscal year ended October 31, 2002, is available free of charge by writing to the Fund c/o Salomon Brothers Asset Management Inc at the address listed on the front cover, or by calling toll-free 1-888-777-0102.

                         EXPENSES OF PROXY SOLICITATION

    The costs of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund. Proxies may also be solicited personally by officers of the Fund and by regular employees of SBAM, or its affiliates, or other representatives of the Fund or by telephone or telegraph, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Fund for such out-of-pocket expenses.

                                 OTHER BUSINESS

    The Board of Directors of the Fund does not know of any other matter which may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

January 17, 2003

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                                                      Appendix 1




                        ANNUAL MEETING OF STOCKHOLDERS OF

                           SALOMON BROTHERS WORLDWIDE
                                 INCOME FUND INC
                                February 20, 2003



Please date, sign and mail your proxy                 COMPANY NUMBER
card in the envelope provided as soon as
possible.                                             ACCOUNT NUMBER

                                                      NUMBER OF SHARES


                Please detach and mail in the envelope provided.



    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS.
         PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
           PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1.ELECTION OF DIRECTORS (For Class II Directors)
                               NOMINEES
[ ] FOR ALL NOMINEES           O Carol L. Colman
                               O R. Jay Gerken
[ ] WITHHOLD AUTHORITY
    FOR ALL NOMINEES

[ ] FOR ALL EXCEPT
    (See instructions below)


INSTRUCTION:     To withold authority to vote for any individual
                 nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and
indicate your new address in the address space above. Please note that       [ ]
changes to the registered name(s) on the account may not be submitted via this method.


2.  Any other business that may properly come before the Meeting.


This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Directors.

Please refer to the Proxy Statement for a discussion of the Proposals.



Please check here if you plan to attend the Meeting.

Signature of Stockholder ________________________________________ Date: ________

Signature of Stockholder ________________________________________ Date: ________
_

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.



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                                     PROXY



                           SALOMON BROTHERS WORLDWIDE
                                 INCOME FUND INC
                                February 20, 2003
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints R. Jay Gerken, Robert A. Vegliante and William J. Renahan, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of Salomon Brothers Worldwide Income Fund Inc (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at Citigroup Center, 153 East 53rd Street, 14th Floor, Conference Room, New York, New York on Thursday, February 20, 2003, at 9:30 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

                (Continued and to be signed on the reverse side)